ALIX RESOURCES CORP.

Suite 1220 - 789 West Pender Street

Vancouver, BC, V6C 1H2

Tel: (604) 683-3995 Fax: (604) 683-3988

April 5, 2012

GOLDSPAN RESOURCES INC. ("Goldspan")

836 Fernbrook Court

Vacaville, CA 95687

RE: GOLDEN ZONE PROPERTY

This letter summarizes our discussions and reflects our mutual intent to pursue the proposed acquisition (the "Acquisition") by Goldspan of an option to acquire an undivided 60% interest in and to certain mineral interests known as the "Golden Zone Property" (the "Property") located in the State of Alaska from Alix Resources Corp. ("Alix") and Alix (Alaska) Inc. ("Alix Alaska") (Alix and Alix Alaska collectively referred hereinafter as the "Alix Group"), pursuant to the terms and conditions contained herein.

The Alix Group, Hidefield Gold Limited ("Hidefield"), Hidefield Gold (Alaska) Inc. ("Hidefield Alaska") and Mines Trust Company ("Mines Trust") (Hidefield, Hidefield Alaska and Mines Trust collectively referred hereinafter as the "Underlying Owners Group") are parties to an agreement dated September 29th, 2010 (the "Underlying Agreement"), pursuant to which the Hidefield Group have granted the Alix Group options (the "Underlying Option") to acquire, in the aggregate, an undivided 70% interest in and to the Property, subject to the terms and conditions thereto.

This letter outlines the basis on which the parties are prepared to commit the time and resources to structure the transactions contemplated herein, and negotiate definitive documentation. This letter shall supersede any prior agreements of the parties and except as indicated herein, this document shall not be binding; instead, the parties anticipate executing a definitive legal agreement (the "Definitive Agreement").

Based on our discussions to date, we propose the following:

1. The Transaction

Subject to the terms and conditions contained herein, the Alix Group shall grant an option (the "Goldspan Option") to acquire, free and clear of all charges, liens, royalties and encumbrances except as contemplated under the Underlying Option Agreement, an undivided 60% interest (the "Goldspan Interest") in and to the Property pursuant and subject to the exercise of the Underlying Option in accordance with the Underlying Agreement, such that, upon exercise of the Goldspan Option, the Alix Group would retain an undivided 10% interest in and to the Property.

2. Maintenance of Goldspan Option

To maintain the Goldspan Option in good standing, Goldspan shall:

(a) pay Alix Resources an amount of CAD $1,000,000 as follows:

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(i) an initial amount of CAD $200,000 upon execution of the Definitive Agreement;

(ii) an additional amount of CAD $300,000 on or before that date which is 12 months from the date of the Definitive Agreement; and

(iii) the remaining amount of CAD $500,000 on or before that date which is 24 months from the date of the Definitive Agreement;

(b) fund CAD $3,500,000 in exploration expenditures as follows:

(i) an initial amount of CAD $1,500,000 on or before that date which is 12 months from the date of the Definitive Agreement; and

(ii) the remaining CAD $2,000,000 on or before that date which is 24 months from the date of the Definitive Agreement; and

(c) assume all payment obligations of the Alix Group under the Underlying Agreement, including but not limited to:

(i) all outstanding and ongoing cash payments required under Section 2.3 of the Underlying Agreement;

(ii) all outstanding and ongoing share issuance obligations under Section 2.3 of the Underlying Agreement, such that Goldspan shall issue securities in its capital in lieu and in replacement of Alix Resources issuing securities in its respective capital;

(iii) all cash payment and share issuance obligations under Section 2.8 of the Underlying Agreement, such that Goldspan shall issue securities in its capital in lieu and in replacement of Alix Resources issuing securities in its respective capital;

(iv) all lease payments, taxes or other amounts payable to the State of Alaska or other governmental authorities with respect to the Property;

it being the parties intention that Goldspan shall make all payments, issue all securities, and fund all exploration expenditures as are required to exercise the Underlying Option pursuant to the terms of the Underlying Agreement.

3. Deemed Exercise

In the event that Goldspan should make all such cash payments, issue all such securities and fund all such exploration expenditures as are described under Section 2 herein, it shall provide written notice of such completion (the "Exercise Notice") to Alix Resources, and upon receipt of such Exercise Notice, Goldspan shall be deemed to have exercised the Goldspan Option, and the Alix Group shall do all such things as is necessary to convey the Goldspan Interest to Goldspan, free and clear of all liens, charges and encumbrances, subject to the terms and conditions of this letter.

4. Interest of Underlying Owners Group

The Alix Group and Goldspan acknowledge and agree as follows:

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(a) upon execution of this letter, the Alix Group shall notify the Underlying Owners Group of its intentions to pursue the transactions contemplated herein. The Alix Group acknowledges that, in order to facilitate the transactions contemplated herein, it will elect to acquire the Additional Option (as that term is defined in the Underlying Agreement) as contemplated under Section 2.8(a) of the Underlying Agreement;

(b) upon the deemed exercise of the Goldspan Option as described in Section 3 herein, the Underlying Owners Group will have a 60 day period in which to elect:

(i) to form a joint venture with Goldspan and the Alix Group with respect to the Property, as contemplated under the Underlying Agreement; or

(ii) to sell its remaining 30% interest in and to the Property in consideration of an overriding perpetual royalty equal to 2.5% net smelter returns (the "Underlying Owners Royalty"), as set out in the Underlying Agreement;

(c) in all events, if the Alix Group has not sold its remaining interest in and to the Property pursuant to Section 5 herein, the Alix Group and Goldspan shall form a joint venture with respect to the Property;

(d) in the event that:

(i) the Underlying Owners Group have sold its remaining 30% interest in and to the Property in consideration for the Underlying Owners Royalty pursuant to the Underlying Agreement;

(ii) Goldspan should wish to purchase 1.0% of the Underlying Owners Royalty for cancellation in consideration of $1,000,000 pursuant to the Underlying Agreement; and

(iii) the Alix Group has not sold its interest in and to the Property pursuant to Section 5 herein; then such $1,000,000 shall be considered a joint venture expense as between the Alix Group and Goldspan, and each of the Alix Group and Goldspan will pay their pro rata share of such $1,000,000 in proportion to their respective joint venture interest in and to the Property.

5. Buyout

Upon receipt of the Exercise Notice, the Alix Group will have 60 days to provide written notice to Goldspan indicating its intention to sell the remaining 10% interest in and to the Underlying Agreement, the Underlying Option and all rights, title and interests in and to the Property pursuant to the Underlying Agreement and Underlying Option, such that the Goldspan Interest shall be increased to an undivided 70% interest. In consideration, the Alix Group will receive an overriding perpetual royalty equal to 0.833% net smelter returns (the "Alix Royalty"), which shall have the same terms and conditions as the Underlying Owners Royalty. In the event that the Alix Royalty is created as described in Section 5, Goldspan will be entitled to purchase 0.333% of the Alix Royalty for cancellation in consideration of $333,333.

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6. Interim Obligations

The Alix Group acknowledges that Goldspan will incur expenses in connection with the transactions contemplated herein, including the costs of conducting its due diligence review and the drafting of the acquisition documents. As consideration for incurring these expenses, from the date of this letter until the termination of this letter in accordance with Section 11 herein:

(a) neither Alix Resources nor Alix Alaska, nor any of their respective directors, officers, employees, agents or representatives will discuss, negotiate or consummate any transaction involving the sale, exchange or other disposition of its interest in and to the Underlying Agreement, the Underlying Option, the Property, or any portion thereof;

(b) the Alix Group shall maintain or cause to maintain the Underlying Option and the Property in good standing and free and clear of all liens, encumbrances and other charges arising thereto, pursuant to the terms and conditions of the Underlying Agreement; and

(c) the Alix Group will conduct its business in a diligent manner consistent with past practices and without making any material change adverse to its business operations and policies.

7. Due Diligence

Goldspan will, on or before April 16, 2012, complete a "due diligence" review regarding the Property for the purpose of evaluating the transactions contemplated hereunder, and reasonably determine that there are no material inaccuracies or omissions in the information furnished, and that there are no issues that arise as a result of the due diligence investigation or otherwise that would cause Goldspan, in its sole discretion and for any reason whatsoever, to not want to proceed with the transactions contemplated herein.

Subject to Section 9 herein, the Alix Group shall cooperate with Goldspan with respect to such due diligence review, including but not limited to providing Goldspan with, on a timely basis all materials or information in the Alix Group's possession with respect to: (a) the underlying title to the Property (including but not limited to a copy of the Underlying Option Agreement); (b) all operations in or on the Property carried out for or on behalf of the Alix Group; and (c) any and all potential outstanding environmental liability claims on the Property and all portions thereto. The Alix Group will provide to Goldspan all current technical data in relation to the Property, and copies of material licenses or permits with respect to operations carried out or to be carried out on or in relation to the Property, and will use its commercially reasonable efforts to promptly obtain any consents necessary to permit Goldspan to review any materials or information requested by Goldspan in connection with its due diligence that are subject to confidentiality obligations.

8. Key Conditions

Each of the parties acknowledges that the other's interest in the transactions contemplated herein is based in part upon certain historical and prospective technical, business and financial information which is to be furnished by the parties to each other. Accordingly, the completion of the transactions contemplated herein will be subject to the following conditions being completed or waived:

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(a) Due Diligence: Goldspan shall have completed its due diligence investigation as described in Section 7 herein;

(b) Definitive Agreement: the parties shall enter into the Definitive Agreement and all other necessary documents, which must be acceptable to the parties, which will contain detailed representations and warranties of each party, customary covenants of each party, indemnifications by each party of the other for breach of representations, warranties and covenants and other terms customary for a transaction of the size and complexity of the transactions contemplated herein;

(c) Approvals and Consents: All regulatory and other required approvals must be obtained, including the acceptance of the Underlying Owners Group, all applicable securities regulatory or other governmental authorities, securities exchanges, or third parties with respect to the transactions contemplated herein;

9. Confidentiality

During the course of Goldspan's due diligence, the Alix Group will at times be providing information concerning the Underlying Agreement, the Property, and other matters. All such information shall be treated as confidential. For greater certainty, the phrase "confidential information" as used in this letter means any information relating to the Underlying Agreement or the Property not generally known to the public, excepting information already in the public domain at the time of disclosure or which thereafter enters the public domain, through no improper action or inaction by Goldspan or its directors, officers, insiders, employees, consultants or agents.

Goldspan may not directly or indirectly use, disclose, disseminate, reproduce or publish such confidential information, subject to disclosure obligations under applicable securities laws or the policies of any applicable securities exchange. The obligation to maintain the confidentiality of information disclosed under this letter shall survive the termination of this letter for a period of two years.

In the event that this letter is terminated for reason other than the parties having entered into a Definitive Agreement, Goldspan will promptly deliver to the Alix Group all information, whether in the form of documents, computer disks, other forms of electronic storage or otherwise, furnished by the Alix Group to Goldspan or its representatives without retaining copies thereof. In such event, all analyses, compilations, data studies or other work product derived from such information, whether in the form of documents, computer disks, other forms of electronic storage or otherwise, prepared by Goldspan, its representatives or otherwise will be destroyed by Goldspan, and a senior officer of Goldspan will provide to the Alix Group with a signed declaration certifying that all information has been returned or destroyed as provided for above.

10. Area of Interest

During the term of this letter, if Goldspan acquires any right, title or interest in or to any mineral rights, claim or property located within the Area of Interest (as defined herein), then such right, claim or property will be deemed to form part of the Property and subject to the terms and conditions of this letter.

For the purposes of this letter, "Area of Interest" shall mean the area of one mile from the outer boundaries of the Property and shall include any right, title or interest in or to any mineral right, claim or property which is deemed to be part of the Property under this Section 10.

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11. Termination

This letter may be terminated as follows:

(a) by the parties upon the earlier of: (i) their mutual agreement, or (ii) entering into the Definitive Agreement;

(b) by Goldspan on or before April 16, 2012 in the event that Goldspan determines that it is unwilling to consummate the transactions contemplated herein based on its due diligence review as described in Section 7 herein; or (c) by either party in the event that the conditions described in Subsections 8(b) and

(c) herein are not completed by May 15, 2012 or such other date as the parties may agree upon.

The obligations of the parties under Sections 9 (Confidentiality), 12 (Expenses), 13 (NonBinding Agreement), and 14 (Governing Law) shall continue subsequent to the termination of this letter.

12. Expenses

Each of the parties will be responsible for its own costs and expenses incurred in connection with its evaluation and pursuit of the transactions contemplated hereunder.

13. Non-Binding Agreement

With the exception of Sections 6 (Interim Obligations), 7 (Due Diligence), 9 (Confidentiality), 11 (Termination), 12 (Expenses), 13 (Non-Binding Agreement) and 14 (Governing Law), this letter does not, nor is it intended to, constitute a binding agreement, an agreement in principle or a legally binding contract between the parties. Unless and until the Definitive Agreement has been executed and delivered, neither party will be under any legal obligation of any kind whatsoever with respect to the transactions contemplated hereunder by virtue of this letter, except for the matters specifically identified in this Section 13 as legally binding.

14. Governing Law

This letter will be governed by and interpreted in accordance with the laws of the State of Alaska and the laws of the United States applicable thereto.

15. Counterparts

This letter may be signed in counterpart by facsimile or by PDF scan (transmitted electronically), each of which will be considered an original, and together will be considered one document.

We look forward to working with you and proceeding with the transactions contemplated herein.

Sincerely,

ALIX RESOURCES CORP.

/s/ Mike England

Per authorized signatory – Mike England

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THIS OFFER IS OPEN FOR ACCEPTANCE ON OR BEFORE APRIL 10th, 2012.

ACCEPTED BY GOLDSPAN:

GOLDSPAN RESOURCES, INC.

/s/ David Hedderly-Smith 04/05/2012

Per authorized signatory – David Hedderly-Smith

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